FIRST AMENDMENT

                                       TO

                           REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT is made as of October 31, 1997 among HARVEST STATES COOPERATIVES, a Minnesota cooperative corporation ("Borrower"), COBANK, ACB ("CoBank"), ST. PAUL BANK FOR COOPERATIVES ("St. Paul Bank"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, BANQUE NATIONALE DE PARIS, NATIONSBANK, N.A. (formerly known as Boatmen's National Bank), CAISSE NATIONALE DE CREDIT AGRICOLE, DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, FIRST BANK NATIONAL ASSOCIATION, HARRIS TRUST AND SAVINGS BANK, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, (each a "Bank" and collectively, the "Banks"), CoBank, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, "Administrative Agent"), CoBank, as syndication agent for the Banks (in such capacity, together with its successors in such capacity, "Syndication Agent"), St. Paul Bank, as syndication agent for the Banks (in such capacity, together with its successors in such capacity, "Syndication Agent"), and CoBank, as bid agent for the Banks (in such capacity, together with its successors in such capacity, "Bid Agent").

                                    RECITALS

         A. As of November 1, 1996, CoBank, St. Paul Bank, and the Banks entered into a Revolving Credit Agreement ("Credit Agreement") with HARVEST STATES COOPERATIVES ("Borrower").

         B. On August 27, 1997, CoBank, as Administrative Agent, gave written notification ("Renewal Notice") to the Banks seeking renewed commitments to the 364 Day Facility pursuant to the provisions of Section 12.14 of the Credit Agreement.

         C. Pursuant to the provisions of Section 12.14 of the Credit Agreement and as referenced in the Renewal Notice, all Banks receiving the Renewal Notice were to submit written confirmation of renewal to CoBank by September 15, 1997. In accordance with the provisions of Section 12.14, the failure of a Bank to give notice by such date shall be deemed to be a rejection of such extension by such Bank.

         D. All of the Banks (with the exception of Harris Trust and Savings
Bank) have sent to the Administrative Agent on or before September 15, 1997, their agreement to renew the 364 Day Facility at the current amounts of their respective Individual 364 Day Facility Commitments.

         E. Harris Trust and Savings Bank has formally elected not to renew its Individual 364 Day Facility Commitment, which Individual 364 Day Facility Commitment represents $25,000,000 of the 364 Day Facility Commitment or 4.5455% of such 364 Day Facility Commitment.

         F. The parties hereto desire to amend the Credit Agreement in order to the renew of the 364 Day Facility by the Banks at the reduced 364 Day Facility Commitment of $525,000,000 and to otherwise amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

         1. RENEWAL OF 364 DAY FACILITY COMMITMENT. Pursuant to the provisions of Section 12.14 of the Credit Agreement, the 364 Day Facility Commitment is renewed as of the Effective Date (hereinafter defined) in an amount equal to $525,000,000 and the term 364 Day Facility Maturity Date shall mean October 30, 1998. The amount of the Individual 364 Day Facility Commitment for each Bank shall remain unchanged from the amounts set forth in the Credit Agreement and shall be the amount set forth opposite such Bank's name on the signature page hereto. The 364 Day Facility Notes and the Bid Notes of the Banks executing this Amendment shall remain in full force and effect.

         2. AMENDMENTS IN SECTION 1.01. Section 1.01 shall be amended as follows:

         a. The definition entitled "Commitment Fee" shall be deleted in its entirety.

         b. The definition of "Fees" shall be amended in its entirety as follows:

                  "Fee" means the Facility Fee.

         3. AMENDMENT OF SECTION 2.08. Section 2.08, entitled "Fees" is hereby amended with in its entirety as follows:

                  "SECTION 2.08. Borrower agrees to pay to each Bank an annual facility fee ("Facility Fee") in an amount equal to ten basis points (.10%) per annum on the amount of such Bank's Individual 364 Day Facility Commitment payable in quarterly installments, on the fifth Banking Day after each Quarterly Date, commencing on November 30, 1997, and on the 364 Day Facility Maturity Date.

                  Administrative Agent shall provide to Borrower promptly after each Quarterly Date written notice of the amount of the Commitment Fee and Facility Fee due to it to be due and payable on the fifth Banking Day after such Quarterly Date. Failure of

         Administrative Agent to provide such written notice, however, shall not affect Borrower's obligation to pay such Fee.

                  Borrower agrees to pay to the Facility Agents and the Syndication Agents the fees set forth in the Fee Letter."

         4. AMENDMENT TO SECTION 3.03. Section 3.03, entitled "Outstanding Letters of Credit" is hereby amended by attaching an amended
                  Schedule 3.03 in the form attached hereto.

         5. AMENDMENT OF SECTION 7.09. Section 7.09, entitled "Loans" , Subsection (4) is hereby amended by deleting "$35,000,000" and inserting "$50,000,000."

         6. EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective on October 31, 1997 (the "Effective Date"), provided, however, on or before that date the Administrative Agent receives: (1) an original copy of this Amendment (or original counterparts thereof) duly executed by each party hereto; and (2) a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Amendment and the transactions contemplated hereby:

                  (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date in all material respects if such representation and warranty is not subject to a Material Adverse Change exception, and if such representation and warranty is subject to such an exception, is correct; and

                  (b) No Default or Event of Default has occurred and is continuing; and

Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all documentation in connection herewith.

         7. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) Upon the effectiveness of paragraphs 1 and 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

         8. COSTS, EXPENSES AND TAXES. The Borrower agrees to reimburse the Administrative Agent and the Bid Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent and the Bid Agent) incurred by the Administrative and the Bid Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

         9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         11. CONFIRMATION. To the extent not inconsistent herewith, all other terms and conditions of the Credit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date shown above.

                                      HARVEST STATES COOPERATIVES

                                      By:     /s/ T. F. Baker

                                      Name:   T.F. Baker

                                      Title:  Group Vice President - Finance

                                  COBANK, ACB,

                  as Syndication Agent, Administrative Agent, Bid Agent and Bank
Commitments:
364 Day Facility
Commitment: $277,000,000

                                             By:     /s/ J. Daniel Malan

                                             Name:   J. Daniel Malan
                                             Title:  Vice President

                         ST. PAUL BANK FOR COOPERATIVES,

                  as Syndication Agent and Bank
Commitments:
364 Day Facility
Commitment: $123,000,000

                                             By:     /s/ Jeff Swanhorst

                                             Name:   Jeff Swanhorst
                                             Title:  Associate Vice President

                           BANQUE NATIONALE DE PARIS,

                                     as Bank

Commitments:
364 Day Facility
Commitment: $20,000,000

                                            By:      /s/ Arnaud Collin du Bolage

                                            Name:    Arnaud Collin du Bolage
                                            Title:   E.V.P. and General Manager

                                NATIONSBANK, N.A.

                                                              as Bank

Commitments:
364 Day Facility
Commitment: $15,000,000

                                            By:      /s/ Steven O. Stoecker

                                            Name:    Steven O. Stoecker
                                            Title:   Senior Vice President

                      CAISSE NATIONALE DE CREDIT AGRICOLE,

                                                              as Bank

Commitments:
364 Day Facility
Commitment: $20,000,000

                                            By:      /s/ W. Leroy Startz

                                            Name:    W. Leroy Startz
                                            Title:   First Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                     "RABOBANK NEDERLAND", NEW YORK BRANCH,
                                    as Bank

Commitments:
364 Day Facility
Commitment: $20,000,000

                                            By:      /s/ Johannes F. Breukhoven

                                            Name:    Johannes F. Breukhoven
                                            Title:   Vice President

                                            By:      /s/ W. Peter C. Kodde

                                            Name:    W. Peter C. Kodde
                                            Title:   Vice President

                      DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                     as Bank

Commitments:
364 Day Facility
Commitment: $15,000,000

                                            By:      /s/ Mark Connelly

                                            Name:    Mark Connelly
                                            Title:   Vice President

                                            By:      /s/ Pamela D. Ingram

                                            Name:    Pamela D. Ingram
                                            Title:   Assistant Vice President

                         FIRST BANK NATIONAL ASSOCIATION
                                     as Bank

Commitments:
364 Day Facility
Commitment: $20,000,000

                                            By:      /s/ John E. Besse

                                            Name:    John E. Besse
                                            Title:   Senior Vice President

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     as Bank

Commitments:
364 Day Facility
Commitment: $15,000,000

                                            By:      /s/ Douglas A. Lindstrom

                                            Name:    Douglas A. Lindstrom
                                            Title:   Assistant Vice President